Exhibit 99.1

CERTAIN HISTORICAL GAAP AND NON-GAAP FINANCIAL INFORMATION
PRESENTED UNDER NEW REPORTABLE SEGMENT STRUCTURE

This Exhibit 99.1 presents certain historical GAAP and non-GAAP financial information of Greif, Inc. (the “Company”) for each of the reporting periods presented below in order to present such information aligned to the Company’s new reportable segment structure, as described in Item 7.01 of the Current Report on Form 8-K under which this Exhibit 99.1 is furnished (the “Form 8-K”). The information set forth in Item 7.01 of the Form 8-K is incorporated herein by reference. Capitalized terms used in this Exhibit 99.1 but not otherwise defined herein shall have the meaning ascribed such term in Item 7.01 of the Form 8-K.

The following table presents net sales, gross profit and operating profit by reportable segment, along with the non-GAAP financial measures of EBITDA and Adjusted EBITDA by reportable segment, for each of the 2020 reporting periods indicated, presented under the new reportable segment structure discussed in the Form 8-K from the original presentation in the 2020 Earnings Releases. See below for the GAAP to non-GAAP reconciliation of the reportable segment EBITDA and Adjusted EBITDA to reportable segment operating profit.

GREIF, INC. AND SUBSIDIARY COMPANIES
FINANCIAL HIGHLIGHTS BY REPORTABLE SEGMENT
UNAUDITED

	Three Months Ended January 31,	Three Months Ended April 30,	Three Months Ended July 31,	Three Months Ended October 31,	Twelve Months Ended October 31,
(in millions)	2020	2020	2020	2020	2020
Net sales:
Global Industrial Packaging	$631.7	$670.0	$617.8	$652.3	$2,571.8
Paper Packaging & Services	473.7	481.6	459.3	502.3	$1,916.9
Land Management	7.0	6.7	5.9	6.7	$26.3
Total net sales	$1,112.4	$1,158.3	$1,083.0	$1,161.3	$4,515.0
Gross profit:
Global Industrial Packaging	$120.1	$143.2	$128.7	$130.8	$522.8
Paper Packaging & Services	100.1	94.9	88.9	98.8	$382.7
Land Management	2.4	2.6	2.1	2.1	$9.2
Total gross profit	$222.6	$240.7	$219.7	$231.7	$914.7
Operating profit (loss):
Global Industrial Packaging	$44.8	$75.1	$46.6	$58.9	$225.4
Paper Packaging & Services	32.5	(5.5)	13.3	30.7	$71.0
Land Management	1.9	2.4	2.0	2.2	$8.5
Total operating profit	$79.2	$72.0	$61.9	$91.8	$304.9
EBITDA(1):
Global Industrial Packaging	$63.6	$96.0	$66.9	$80.5	$307.0
Paper Packaging & Services	73.0	33.5	50.9	68.5	$225.9
Land Management	2.9	3.3	3.2	3.6	$13.0
Total EBITDA	$139.5	$132.8	$121.0	$152.6	$545.9
Adjusted EBITDA(2):
Global Industrial Packaging	$66.6	$99.1	$84.5	$74.1	$324.3
Paper Packaging & Services	77.9	79.1	72.0	77.4	$306.4
Land Management	2.9	3.1	2.9	3.0	$11.9
Total Adjusted EBITDA	$147.4	$181.3	$159.4	$154.5	$642.6
(1) EBITDA is defined as net income, plus interest expense, net, plus income tax expense, plus depreciation, depletion and amortization. However, because the Company does not calculate net income by reportable segment, this table calculates EBITDA by reportable segment with reference to operating profit by reportable segment, which is another method to achieve the same result.
(2) Adjusted EBITDA is defined as net income, plus interest expense, net, plus income tax expense, plus depreciation, depletion and amortization expense, plus restructuring charges, plus acquisition and integration related costs, plus non-cash impairment charges, plus non-cash pension settlement (income) charges, plus incremental COVID-19 costs, net, plus loss (gain) on disposal of properties, plants, equipment and businesses, net.

The following table presents net sales, gross profit and operating profit by reportable segment, along with the non-GAAP financial measures of EBITDA and Adjusted EBITDA by reportable segment, for each of the 2019 reporting periods indicated, presented under the new reportable segment structure discussed in the Form 8-K from the original presentation in the 2020 Earnings Releases. See below for the GAAP to non-GAAP reconciliation of the reportable segment EBITDA and Adjusted EBITDA to reportable segment operating profit.

GREIF, INC. AND SUBSIDIARY COMPANIES
FINANCIAL HIGHLIGHTS BY REPORTABLE SEGMENT
UNAUDITED

	Three Months Ended January 31,	Three Months Ended April 30,	Three Months Ended July 31,	Three Months Ended October 31,	Twelve Months Ended October 31,
(in millions)	2019	2019	2019	2019	2019
Net sales:
Global Industrial Packaging	$673.0	$708.6	$716.6	$689.9	$2,788.1
Paper Packaging & Services	217.3	497.6	530.0	535.1	$1,780.0
Land Management	6.7	7.1	6.0	7.1	$26.9
Total net sales	$897.0	$1,213.3	$1,252.6	$1,232.1	$4,595.0
Gross profit:
Global Industrial Packaging	$116.0	$137.6	$142.5	$128.2	$524.3
Paper Packaging & Services	53.9	108.3	134.7	128.5	$425.4
Land Management	2.9	2.8	2.2	2.3	$10.2
Total gross profit	$172.8	$248.7	$279.4	$259.0	$959.9
Operating profit:
Global Industrial Packaging	$29.3	$58.2	$59.3	$58.1	$204.9
Paper Packaging & Services	35.3	30.2	63.1	55.7	$184.3
Land Management	2.6	2.2	3.2	1.9	$9.9
Total operating profit	$67.2	$90.6	$125.6	$115.7	$399.1
EBITDA(1):
Global Industrial Packaging	$51.1	$75.3	$81.4	$76.5	$284.3
Paper Packaging & Services	44.0	65.4	103.2	94.4	$307.0
Land Management	3.7	3.2	4.3	3.0	$14.2
Total EBITDA	$98.8	$143.9	$188.9	$173.9	$605.5
Adjusted EBITDA(2):
Global Industrial Packaging	$56.6	$76.6	$90.0	$75.3	$298.5
Paper Packaging & Services	46.5	82.1	111.0	108.7	$348.3
Land Management	3.2	3.3	2.8	2.8	$12.1
Total Adjusted EBITDA	$106.3	$162.0	$203.8	$186.8	$658.9
(3) EBITDA is defined as net income, plus interest expense, net, plus debt extinguishment charges, plus income tax expense, plus depreciation, depletion and amortization. However, because the Company does not calculate net income by reportable segment, this table calculates EBITDA by reportable segment with reference to operating profit by reportable segment, which is another method to achieve the same result.
(4) Adjusted EBITDA is defined as net income, plus interest expense, net, plus debt extinguishment charges, plus income tax expense, plus depreciation, depletion and amortization expense, plus restructuring charges, plus acquisition and integration related costs, plus non-cash impairment charges, plus loss (gain) on disposal of properties, plants, equipment and businesses, net.

The following table presents a reconciliation of reportable segment operating profit to reportable segment EBITDA and Adjusted EBITDA for each of the 2020 periods indicated, presented under the new reportable segment structure discussed in the Form 8-K from the original presentation in the 2020 Earnings Releases.

GREIF, INC. AND SUBSIDIARY COMPANIES
GAAP TO NON-GAAP RECONCILIATION
REPORTABLE SEGMENT EBITDA AND ADJUSTED EBITDA(5)
UNAUDITED

	Three Months Ended January 31,	Three Months Ended April 30,	Three Months Ended July 31,	Three Months Ended October 31,	Twelve Months Ended October 31,
(in millions)	2020	2020	2020	2020	2020
Global Industrial Packaging
Operating profit	$44.8	$75.1	$46.6	$58.9	$225.4
Less: Other expense, net	2.5	1.3	0.9	(0.7)	4.0
Less: Non-cash pension settlement charges	—	—	—	0.4	0.4
Less: Equity earnings of unconsolidated affiliates, net of tax	(0.2)	(0.7)	(0.3)	(0.3)	(1.5)
Plus: Depreciation and amortization expense	21.1	21.5	20.9	21.0	84.5
EBITDA	$63.6	$96.0	$66.9	$80.5	$307.0
Plus: Restructuring charges	2.3	2.7	15.7	8.1	28.8
Plus: Non-cash asset impairment charges	0.1	1.3	3.1	1.5	6.0
Plus: Non-cash pension settlement charges	—	—	—	0.4	0.4
Plus: Incremental COVID-19 costs, net	—	0.4	0.2	0.1	0.7
Plus: (Gain) loss on disposal of properties, plants, equipment, and businesses, net	0.6	(1.3)	(1.4)	(16.5)	(18.6)
Adjusted EBITDA	$66.6	$99.1	$84.5	$74.1	$324.3
Paper Packaging & Services
Operating profit	$32.5	$(5.5)	$13.3	$30.7	$71.0
Less: Other income, net	(1.2)	(0.2)	0.2	(0.1)	(1.3)
Less: Non-cash pension settlement income	(0.1)	—	—	—	(0.1)
Plus: Depreciation and amortization expense	39.2	38.8	37.8	37.7	153.5
EBITDA	$73.0	$33.5	$50.9	$68.5	$225.9
Plus: Restructuring charges	1.0	1.7	3.4	3.8	9.9
Plus: Acquisition and integration related costs	5.1	4.8	3.6	3.5	17.0
Plus: Non-cash asset impairment charges	—	—	12.4	0.1	12.5
Plus: Non-cash pension settlement income	(0.1)	—	—	—	(0.1)
Plus: Incremental COVID-19 costs, net	—	0.5	0.8	0.6	1.9
Plus: (Gain) loss on disposal of properties, plants, equipment, and businesses, net	(1.1)	38.6	0.9	0.9	39.3
Adjusted EBITDA	$77.9	$79.1	$72.0	$77.4	$306.4
Land Management
Operating profit	$1.9	$2.4	$2.0	$2.2	$8.5
Plus: Depreciation, depletion and amortization expense	1.0	0.9	1.2	1.4	4.5
EBITDA	$2.9	$3.3	$3.2	$3.6	$13.0
Less: Gain on disposal of properties, plants, equipment, and businesses, net	—	(0.2)	(0.3)	(0.6)	(1.1)
Adjusted EBITDA	$2.9	$3.1	$2.9	$3.0	$11.9
Consolidated EBITDA	$139.5	$132.8	$121.0	$152.6	$545.9
Consolidated Adjusted EBITDA	$147.4	$181.3	$159.4	$154.5	$642.6
(5)Adjusted EBITDA is defined as net income, plus interest expense, net, plus income tax expense, plus depreciation, depletion and amortization expense, plus restructuring charges, plus acquisition and integration related costs, plus non-cash impairment charges, plus non-cash pension settlement (income) charges, plus incremental COVID-19 costs, net, plus loss (gain) on disposal of properties, plants, equipment and businesses, net. However, because the Company does not calculate net income by reportable segment, this table calculates adjusted EBITDA by reportable segment with reference to operating profit by reportable segment, which, as demonstrated in the table of consolidated adjusted EBITDA within each respective quarterly Earnings Release, is another method to achieve the same result.

The following table presents a reconciliation of reportable segment operating profit to reportable segment EBITDA and Adjusted EBITDA for each of the 2019 periods indicated, presented under the new reportable segment structure discussed in the Form 8-K from the original presentation in the 2020 Earnings Releases.

GREIF, INC. AND SUBSIDIARY COMPANIES
GAAP TO NON-GAAP RECONCILIATION
REPORTABLE SEGMENT EBITDA AND ADJUSTED EBITDA(6)
UNAUDITED

	Three Months Ended January 31,	Three Months Ended April 30,	Three Months Ended July 31,	Three Months Ended October 31,	Twelve Months Ended October 31,
(in millions)	2019	2019	2019	2019	2019
Global Industrial Packaging
Operating profit	$29.3	$58.2	$59.3	$58.1	$204.9
Less: Other expense, net	(0.3)	3.3	0.1	2.9	6.0
Less: Equity earnings of unconsolidated affiliates, net of tax	(0.1)	(0.1)	(2.2)	(0.5)	(2.9)
Plus: Depreciation and amortization expense	21.4	20.3	20.0	20.8	82.5
EBITDA	$51.1	$75.3	$81.4	$76.5	$284.3
Plus: Restructuring charges	3.6	4.4	7.0	4.8	19.8
Plus: Acquisition and integration related costs	0.1	0.2	0.1	0.2	0.6
Plus: Non-cash asset impairment charges	2.1	—	—	0.6	2.7
Plus: (Gain) loss on disposal of properties, plants, equipment, and businesses, net	(0.3)	(3.3)	1.5	(6.8)	(8.9)
Adjusted EBITDA	$56.6	$76.6	$90.0	$75.3	$298.5
Paper Packaging & Services
Operating profit	$35.3	$30.2	$63.1	$55.7	$184.3
Less: Other income, net	0.1	(1.0)	(1.2)	(1.3)	(3.4)
Plus: Depreciation and amortization expense	8.8	34.2	38.9	37.4	119.3
EBITDA	$44.0	$65.4	$103.2	$94.4	$307.0
Plus: Restructuring charges	0.1	3.0	2.1	1.0	6.2
Plus: Acquisition and integration related costs	2.5	13.6	5.7	7.3	29.1
Plus: Non-cash asset impairment charges	—	—	—	5.1	5.1
Plus: (Gain) loss on disposal of properties, plants, equipment, and businesses, net	(0.1)	0.1	—	0.9	0.9
Adjusted EBITDA	$46.5	$82.1	$111.0	$108.7	$348.3
Land Management
Operating profit	$2.6	$2.2	$3.2	$1.9	$9.9
Plus: Depreciation, depletion and amortization expense	1.1	1.0	1.1	1.1	4.3
EBITDA	$3.7	$3.2	$4.3	$3.0	$14.2
Plus: Restructuring charges	—	0.1	—	—	0.1
Less: Gain on disposal of properties, plants, equipment, and businesses, net	(0.5)	—	(1.5)	(0.2)	(2.2)
Adjusted EBITDA	$3.2	$3.3	$2.8	$2.8	$12.1
Consolidated EBITDA	$98.8	$143.9	$188.9	$173.9	$605.5
Consolidated Adjusted EBITDA	$106.3	$162.0	$203.8	$186.8	$658.9
(6)Adjusted EBITDA is defined as net income, plus interest expense, net, plus debt extinguishment charges, plus income tax expense, plus depreciation, depletion and amortization expense, plus restructuring charges, plus acquisition and integration related costs, plus non-cash impairment charges, plus loss (gain) on disposal of properties, plants, equipment and businesses, net. However, because the Company does not calculate net income by reportable segment, this table calculates adjusted EBITDA by reportable segment with reference to operating profit by reportable segment, which is another method to achieve the same result.